September 7, 2006

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	The Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2006 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Core Equity; Credit Suisse Trust Global Small Cap Portfolio; Janus Aspen Series Large Cap Growth and International Growth Portfolios; MFS Emerging Growth Series and MFS Research Series; Premier VIT OpCap Managed and OpCap Small Cap Portfolios, T. Rowe Price Equity Series, Inc.—Equity Income Portfolio; T. Rowe Price International Series, Inc.—International Stock Portfolio; and portfolios of The Prudential Series Fund: Conservative Balanced, Diversified Bond, Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison and Stock Index Portfolios.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950129-06-008117
	Date of Filing:	08/25/2006

2.	Filer/Entity	Credit Suisse Trust
	Registration No.	811-07261
	CIK No.:	0000941568
	Accession No.:	0001104659-06-059366
	Date of Filing:	09/05/2006

3.	Filer/ Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0001104659-06-056995
	Date of Filing:	08/25/2006

4.	Filer/Entity	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
	Accession No.:	0000950156-06-000416
	Date of Filing:	08/29/2006

5.	Filer/Entity	Premier VIT
	Registration No.:	811-08512
	CIK No.	0000923185
	Accession No.:	0001104659-06-056914
	Date of Filing:	08/24/2006

6.	Filer/Entity	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.:	0000918294
	Accession No.:	0000918294-06-000037
	Date of Filing:	08/24/2006

7.	Filer/Entity	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.:	0000918292
	Accession No.:	0000918292-6-000007
	Date of Filing:	08/24/2006

8.	Filer/Entity	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0001193125-06-183738
	Date of Filing:	08/31/2006

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/ John M. Ewing

John M. Ewing

Vice President and Corporate Counsel